Corporate Overview Brett White Chief Executive Officer Ken Kay Senior Executive Vice President and Chief Financial Officer Exhibit 99.1

CB Richard Ellis  |  Page 2
Forward Looking Statements
This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our growth momentum in 2008, future operations and future financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates.  Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today.
Please refer to our current annual report on Form 10-K (in particular, “Risk
Factors”) and our current quarterly report on Form 10-Q, which are filed with the
SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

CB Richard Ellis  |  Page 3
Global Leader in Commercial Real Estate Services
100+ years
55 countries
#1 in key cities in America, Europe and Asia Pacific
#1 commercial real estate brokerage
#1 outsourcing
#1 appraisal and valuation
$42.2 billion in assets under management
(1)
#2 commercial mortgage brokerage
$9.1 billion of development projects in process/pipeline
(1)
2.3x nearest competitor
Thousands of clients, 88% of Fortune 100
FY 2007 revenue of $6.0 billion
FY 2007 normalized EBITDA of $1.0 billion
(2)
Leading
Global Brand
Broad
Capabilities
Scale, Diversity
and Earnings
Power
(1) As of March 31, 2008
(2) Normalized EBITDA excludes one-time items, including merger-related costs, integration costs related to acquisitions, and loss on trading securities acquired in the Trammell Crow Company acquisition.

FORTUNE

BusinessWeek

CPN

National Real Estate Investor

The Lipsey Company

Estates gazette

2008 The Global Outsourcing 100 IAOP

Real Estate Forum

Energy Star Award 2008 Partner of the Year

Companies That Care Honor Roll 2008

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 4
CBRE 2008 Milestones
First commercial real estate services company in the Fortune
500; Ranked #404
Ranked #11 among 50 “Best-in-Class” companies
World’s Most Powerful Brokerage Firm
World’s Top Brokerage and Property Management Firm
#1 brand for seven consecutive years
Property Advisor of the Year
One of the world’s leading outsourcing companies
#1 Brokerage and Capital Markets Firm
U.S. EPA 2008 ENERGY STAR Partner of the Year
Named to “Companies that Care” 2008 Honor Roll

toward a greener tomorrow
Announcing our most ambitious assignment
For decades, our clients have turned to us for solutions to their real estate requirements. Now, more than ever, property owners and occupiers alike are looking for ways to mitigate the environmental impact of their real estate. To lower their energy costs, achieve greater efficiencies, create better workplaces and implement sustainable practices. We are embracing the opportunity to help our clients improve operational performance and protect the environment at the same time. And we are showcasing best practices in our own operations. We are committed to steeply reducing our carbon footprint and becoming carbon-neutral by 2010. CB Richard Ellis. Making real estate part of the solution.
CBRE
CB RICHARD ELLIS
#1 in commercial real estate worldwide
www.cbre.com/environment 888.707.3905

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 5
Environmental Stewardship
Strategy
• Global Taskforce formed
• Policy – “We are committed to
minimizing our environmental impact
and to assisting our clients in doing
the same at their properties”
– Carbon neutral by 2010
– Best practices and bias towards green
space (e.g. Washington DC office)
– Engage 100% of our clients in dialogue
– Pioneered 100-building portfolio for
LEED Certification
• Partnerships with NGOs
(e.g., NRDC, USGBC, CCI)
• Early adopter with announcement in
May 2007

Real Estate Forum

CBRE's Changing Face

By Gina Kenny

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 6
Diversity & Employee Relations
Executive-level Diversity Board
reporting to CEO
Definition:
“Diversity is all the unique
characteristics that make up
every one of us….”
Affinity Groups:
• Women’s Network (2000)
• African-American Network
Group (2004)
• Hispanic Network (2007)
Companies that Care Honor Roll
(2008)

CB Richard Ellis  |  Page 7
#1 Position in a Fragmented Market
4.4%
2.8%
1.9%
53.2%
25.0%
12.7%
CBRE
C&W
JLL
GBE
Other/Third Party
Self Providers
$27 Billion U.S. Commercial Real Estate Market
(1)
Large and growing market—4.2% CAGR 1997-2007
Highly fragmented—top four firms have 21.8% market share
Source: 2007 external public filings and CBRE management estimates as of December 31, 2007
(1) Excludes global investment management and development services

CB Richard Ellis  |  Page 8
Groupe Axival, Inc.
CBRE Alberta
CBRE Chile
CBRE Gunne
Paul Gee and Co.
Austin Adams
Dalgleish
Holley Blake
Oxford Property Consultants
DGI Davis George
Grenville Smith and Duncan
Immobiliere Developpement & Gestion
Modus
Sogesmaint
Cederholm
Rietmeijer
Nanninga & Taconis Rutter & Strutz
Eurisko
Noble Gibbons
IKOMA
CBRE India
EDConsulting
CBRE Italy
Valuation
Services
Easyburo SAS
CPMS
Artequation
Guy Neplaz Conseil
FM Arquitectos
Predibisa
Neoturis
DTZ Queensland
McCann Property and
Planning
Rafter and O’Hagan
DTZ Australia
Bridge Real Estate
pH Group
GVA/Swale Hynes
Realty Marketing
In-Fill Acquisitions 2005 – Present
Advocate Consulting Group
CBRE Charlotte
Columbus Commercial Realty
Project Advantage
The Polacheck Company
CBRE Hawaii
Marshall & Stevens’ Cost Segregation Businesses
Krombach Partners
CBRE Technical Services
Blackrock Retail Property Advisors
CBRE Pittsburgh
Redford Properties
Redstone Real Estate Advisors
• 52 acquisitions completed for an aggregate purchase price of approximately $474 million.
• Estimated associated annual revenue of approximately $650 million, which includes the consolidation of the now majority owned IKOMA and CBRE India.
• EBITDA margins expected to be consistent with CBRE margins upon full integration.

CB Richard Ellis  |  Page 9
Diverse Client Base
2007 Revenue by Client Type
Corporations
34%
Individuals/
Partnerships
11%
REITs 6%
Conduits/Wall
Street Firms 4%
Opportunity
Funds 6%
Offshore
Investors 1%
Pension Funds/
P F Advisors
14%
Insurance
Co's/Banks 19%
Other 4%
Government 1%

CB Richard Ellis  |  Page 10
Global Reach
Q1 2008 TTM
Revenue
Q1 2008 TTM Normalized
EBITDA
(1)
(1) Normalized EBITDA excludes merger-related charges, integration costs related to acquisitions and the write down of an impaired investment.
Americas
54%
EMEA
26%
Asia Pacific
10%
Global
Investment
Management
8%
Development
Services
2%
Americas
61%
EMEA
22%
Asia Pacific
10%
Global
Investment
Management
5%
Development
Services
2%
Segment Contribution

CB Richard Ellis  |  Page 11
33%
32%
19%
7%
3%
2%
2%
2%
Property & Facilities Management
Leasing
Sales
Appraisal & Valuation
Investment Management
Development Services
Commercial Mortgage Brokerage
Other
Q1 2008 Revenue Breakdown
($ in millions)
2008
2007 % Change
413.2      307.8      34
394.5      328.5      20
227.9
339.0      -33
87.1
80.0        9
41.0        87.9        -53
26.2
14.6        79
21.9
40.5        -46
19.1        15.6        22
Total 1,230.9   1,213.9   1
Three months ended March 31,

CB Richard Ellis  |  Page 12
Consistent Long Term Growth
(1)
Average Annual Organic Growth = 12%
($ in millions)
TTM Q1 2008 Pro Forma EBITDA Margin = 16%
(5)
Target EBITDA Margin = 20%
(1) No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included.
(2) Includes TCC activity for the period December 20, 2006 through December 31, 2006.
(3) Includes revenue from discontinued operations, which totaled $2.1 million for the three and twelve months ended December 31, 2007.
(4) Normalized EBITDA margin excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the TCC acquisition and the write-down of an impaired investment.
(5) Pro forma EBITDA margin adjusts for $55.2 million of net gains from Development Services activities, which cannot be recognized under purchase accounting rules.
2
3
3
5.6%
6.6%
7.9%
8.9%
10.6%
11.9%
10.7%
8.4%
9.9%
8.4%
9.6%
10.1%
11.3%
14.4%
16.2%16.1%
15.1%
360
392
429
469
583
759
1,187
1,403
1,518
1,362 1,362
1,810
2,647
3,194
4,032
6,036
6,053
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 TTM
Q1
2008
Organic Revenue Revenue From Acquisitions Normalized EBITDA Margin
4

CB Richard Ellis  |  Page 13
Capitalization
(1) Represents notes payable on real estate in Development Services that are recourse to the company. Excludes non-recourse notes payable on real estate of $512.2 million and $459.4 million at March 31, 2008 and December 31, 2007, respectively.
(2) Excludes $244.2 million and $255.8 million of non-recourse warehouse facility at March 31, 2008 and December 31, 2007, respectively, as well as $54.6 million and $42.6 million of non-recourse revolving credit facility in Development Services at March 31, 2008 and December
31, 2007, respectively.
412.7 1,692.8 2,105.5 Total net debt
414.5 3,024.2 3,438.7 Total capitalization
31.5 988.5 1,020.0 Stockholders' equity
383.0 2,035.7 2,418.7 Total debt
0.8 15.0 15.8 Other debt
2
0.8 6.6 7.4 Notes payable on real estate
1
300.0
-
300.0  Senior secured term loan A-1
(2.7) 960.0 957.3 Senior secured term loan B
- 827.0 827.0 Senior secured term loan A
84.1 227.1 311.2 Revolving credit facility
(29.7) 342.9 313.2 Cash
Variance 12/31/2007 3/31/2008 ($ in millions)
As of
412.7 1,692.8 2,105.5 Total net debt
414.5 3,024.2 3,438.7 Total capitalization
31.5 988.5 1,020.0 Stockholders' equity
383.0 2,035.7 2,418.7 Total debt
0.8 15.0 15.8 Other
0.8 6.6 7.4 Notes payable on real estate
300.0
-
300.0  Senior secured term loan A-1
(2.7) 960.0 957.3 Senior secured term loan B
- 827.0 827.0 Senior secured term loan A
84.1 227.1 311.2 Revolving credit facility
(29.7) 342.9 313.2 Cash
Variance 12/31/2007 3/31/2008 ($ in millions)
As of

CB Richard Ellis  |  Page 14
Debt Maturity
Debt Management:
Projected minimal usage of the revolving credit facility
Continue to analyze interest rate swap opportunities to reduce interest rate volatility
No major borrowing requirement anticipated
As of December 31,
Maturity
Date
2011 2010 2009 2008
Various $7.4 $7.4 $7.4 $7.4 Notes Payable on Real Estate
6/24/2011 - - - $32.7 Revolving Credit Facility
Various $4.8 $4.8 $13.8 $13.8 Other Debt
(1)
$1,474.8
$195.0
$927.0
$340.6
$1,846.7
$255.0
$938.0
$632.5
$1,063.2
$135.0
$916.0
-
12/20/2013 $297.8 Senior Secured Term Loan A-1
$2,127.7 Total
12/20/2013 $949.0 Senior Secured Term Loan B
12/20/2011 $827.0 Senior Secured Term Loan A
(1) Excludes non-recourse debt related to warehouse facility and Development Services real estate activities

($ millions)
Net Income, as adjusted
D&A
Cap Ex
Development net gains impacted by purchase accounting
Integration & merger related costs
Internal Cash Flow

CB Richard Ellis  |  Page 15
Q1 2008 TTM Normalized Internal Cash Flow
Strong cash flow
generator
Low capital intensity
Utilization of internal
cash flow
• Co-investment
activities
• Development
• In-fill acquisitions
• Debt reduction
• Share repurchases
463
76
(79)
55
(38)
477
1
(1) Represents capital expenditures, net of concessions

GAAP Reconciliation Tables

CB Richard Ellis  |  Page 17
Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
(1) Includes interest income related to discontinued operations of $0.01 million for the year ended December 31, 2007.
(2) Includes depreciation and amortization related to discontinued operations of $0.4 million for the year ended December 31, 2007.
(3) Includes interest expense related to discontinued operations of $1.8 million for the year ended December 31, 2007.
(4) Includes provision for income taxes related to discontinued operations of $1.6 million for the year ended December 31, 2007.
($ in millions) 2007 2006 2005 2004 2003
Normalized EBITDA 970.1 $         652.5 $         461.3 $         300.3 $         183.2 $
Less:
Merger-related charges 56.9 - - 25.6 36.8
Integration costs related to acquisitions 45.2 7.6 7.1 14.4 13.6
Loss (gain) on trading securities acquired in the
Trammell Crow Company acquisition 33.7 (8.6) - - -
One-time compensation expense related to the
initial public offering - - - 15.0 -
EBITDA 834.3 653.5 454.2 245.3 132.8
Add:
Interest income
(1)
29.0 9.8 9.3 4.3 3.8
Less:
Depreciation and amortization
(2)
113.7 67.6 45.5 54.9 92.8
Interest expense
(3)
164.8 45.0 54.3 65.4 71.3
Loss on extinguishment of debt - 33.8 7.4 21.1 13.5
Provision (benefit) for income taxes
(4)
194.3 198.3 138.9 43.5 (6.3)
Net income (loss) 390.5 $         318.6 $         217.3 $         64.7 $           (34.7) $
Revenue 6,036.3 4,032.0 3,194.0 2,547.1 1,810.1
Normalized EBITDA Margin 16.1% 16.2% 14.4% 11.3% 10.1%
Year Ended December 31,

CB Richard Ellis  |  Page 18
Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
(1) Includes activity related to discontinued operations for the three months ended December 31, 2007, including interest income of $0.01 million, depreciation and amortization of $0.4 million, interest expense of $1.8 million and provision for income taxes of $1.6 million.
162.8
TTM Q1 2008
($ in millions) Consolidated Americas EMEA Asia Pacific
Global
Investment
Management
Development
Services
(1)
Normalized EBITDA 912.8 $           495.2 $           239.2 $           87.1 $             72.8 $             18.5 $
Less:
Merger-related charges 25.1 23.8 1.2 - - 0.1
Integration costs related to acquisitions 38.6 36.6 1.9 0.1 - -
Write-down of impaired investment 10.6 10.6 - - - -
EBITDA 838.5 424.2 236.1 87.0 72.8 18.4
Add:
Interest income 27.2 11.8 7.4 0.9 1.2 5.9
Less:
Depreciation and amortization 110.2 72.4 12.6 6.9 3.0 15.3
Interest expense 165.8 134.9 1.2 3.7 3.0 23.0
Royalty and management service (income) expense - (31.3) 21.6 8.1 1.6 -
Provision (benefit) for income taxes 190.7 107.6 45.3 25.0 17.3 (4.5)
Net income (loss) 399.0 $           152.4 $           $           44.2 $             49.1 $             (9.5) $
Revenue 6,053.3 3,681.3 1,331.4 592.1 301.8 146.7
Normalized EBITDA Margin 15.1% 13.5% 18.0% 14.7% 24.1% 12.6%

Reported Net Income
(a)
(b)
(c)
(d)
Net Income, As Adjusted

CB Richard Ellis  |  Page 19
Reconciliation of Net Income to Net Income, As Adjusted
TTM Q1 2008 Results
399
20
23
15
6 463
Amortization expense related
to net revenue backlog,
incentive fees and customer
relationships acquired
(1)
Integration costs related to
acquisitions
(1)
Merger-related charges
(1)
Write-down of impaired
investment
(1)
(1) Net of tax.